Exhibit 99.1

ANNEX A

THE TRUST STUDENT LOAN POOL

The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by Student Loan Marketing Association by employing several criteria, including requirements that each trust student loan as of the original statistical cutoff date (and with respect to each additional trust student loan as of its related subsequent cutoff date):

•
was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;

•	was more than 30 days past the final disbursement;

•	was not more than 210 days past due;

•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and

•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.

No trust student loan as of the applicable cutoff date was subject to any prior obligation to sell that loan to a third party.

Unless otherwise specified, all information with respect to the trust student loans is presented as of August 31, 2024, which is the statistical disclosure date.

The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $3,185,549 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 3 borrowers have more than one trust student loan.

The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods.

The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of initial trust student loans.

Percentages and dollar amounts in any table may not total 100% of the initial trust student loan balance, as applicable, due to rounding.

COMPOSITION OF THE TRUST STUDENT LOANS
AS OF THE STATISTICAL DISCLOSURE DATE

Aggregate Outstanding Principal Balance	$321,919,654
Aggregate Outstanding Principal Balance – Treasury Bill	$36,489,814
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	11.34%
Aggregate Outstanding Principal Balance – One-Month LIBOR	$285,429,840
Percentage of Aggregate Outstanding Principal Balance – One-Month LIBOR	88.66%
Number of Borrowers	9,989
Average Outstanding Principal Balance Per Borrower	$32,227
Number of Loans	17,945
Average Outstanding Principal Balance Per Loan – Treasury Bill	$47,575
Average Outstanding Principal Balance Per Loan – One-Month LIBOR	$16,616
Weighted Average Remaining Term to Scheduled Maturity	172 months
Weighted Average Annual Interest Rate	4.92%

(1)	Trust student loans with special allowance payments indexed to one-month LIBOR will be indexed to 30-day Average SOFR from and after July 1, 2023.

We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.

The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.14% as of the statistical disclosure date.

The weighted average spread for special allowance payments to the one-month LIBOR rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.

For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY BORROWER INTEREST RATES
AS OF THE STATISTICAL DISCLOSURE DATE

Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	3,361	$49,875,091	15.5%
3.01% to 3.50%	3,425	46,028,253	14.3
3.51% to 4.00%	3,205	48,622,479	15.1
4.01% to 4.50%	3,718	55,189,395	17.1
4.51% to 5.00%	1,284	22,533,833	7.0
5.01% to 5.50%	323	7,884,504	2.4
5.51% to 6.00%	311	7,096,829	2.2
6.01% to 6.50%	373	8,096,845	2.5
6.51% to 7.00%	529	13,103,994	4.1
7.01% to 7.50%	212	5,950,083	1.8
7.51% to 8.00%	445	14,182,906	4.4
8.01% to 8.50%	420	20,131,362	6.3
Equal to or greater than 8.51%	339	23,224,080	7.2
Total	17,945	$321,919,654	100.0%

We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY
OUTSTANDING PRINCIPAL BALANCE PER BORROWER
AS OF THE STATISTICAL DISCLOSURE DATE

Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	1,687	$4,263,683	1.3%
$ 5,000.00-$ 9,999.99	1,531	11,403,861	3.5
$ 10,000.00-$14,999.99	1,165	14,456,226	4.5
$ 15,000.00-$19,999.99	920	16,097,749	5.0
$ 20,000.00-$24,999.99	727	16,264,271	5.1
$ 25,000.00-$29,999.99	590	16,208,644	5.0
$ 30,000.00-$34,999.99	522	16,947,504	5.3
$ 35,000.00-$39,999.99	395	14,788,056	4.6
$ 40,000.00-$44,999.99	336	14,275,918	4.4
$ 45,000.00-$49,999.99	275	13,036,073	4.0
$ 50,000.00-$54,999.99	227	11,861,506	3.7
$ 55,000.00-$59,999.99	185	10,609,790	3.3
$ 60,000.00-$64,999.99	139	8,672,742	2.7
$ 65,000.00-$69,999.99	148	9,988,150	3.1
$ 70,000.00-$74,999.99	138	10,009,870	3.1
$ 75,000.00-$79,999.99	115	8,905,008	2.8
$ 80,000.00-$84,999.99	102	8,425,708	2.6
$ 85,000.00-$89,999.99	78	6,827,620	2.1
$ 90,000.00-$94,999.99	73	6,742,609	2.1
$ 95,000.00-$99,999.99	64	6,232,597	1.9
$ 100,000.00 and above	572	95,902,069	29.8

Total	9,989	$321,919,654	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS BY DELINQUENCY STATUS
AS OF THE STATISTICAL DISCLOSURE DATE

Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	17,074	$299,215,006	92.9%
31-60 days	263	6,913,965	2.1
61-90 days	190	4,290,413	1.3
91-120 days	106	2,585,238	0.8
121-150 days	76	1,527,578	0.5
151-180 days	57	2,187,908	0.7
181-210 days	52	1,937,851	0.6
Greater than 210 days	127	3,261,695	1.0

Total	17,945	$321,919,654	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REMAINING TERM TO SCHEDULED
MATURITY AS OF THE STATISTICAL DISCLOSURE DATE

Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	162	$44,260	*
4 to12	555	534,591	0.2%
13 to 24	764	2,461,128	0.8
25 to 36	707	2,595,177	0.8
37 to 48	945	4,575,400	1.4
49 to 60	2,042	9,734,447	3.0
61 to 72	963	7,496,779	2.3
73 to 84	697	6,706,571	2.1
85 to 96	713	8,387,543	2.6
97 to 108	818	10,349,306	3.2
109 to 120	2,308	32,307,784	10.0
121 to 132	1,254	25,442,743	7.9
133 to 144	1,043	23,505,421	7.3
145 to 156	1,026	27,730,152	8.6
157 to 168	796	23,840,403	7.4
169 to 180	668	20,695,753	6.4
181 to 192	460	17,419,645	5.4
193 to 204	377	12,039,718	3.7
205 to 216	262	9,254,753	2.9
217 to 228	197	7,373,660	2.3
229 to 240	133	5,810,634	1.8
241 to 252	117	4,755,259	1.5
253 to 264	90	3,165,221	1.0
265 to 276	96	4,277,532	1.3
277 to 288	91	4,019,987	1.2
289 to 300	167	10,894,942	3.4
301 to 312	331	25,518,530	7.9
313 to 324	24	2,052,787	0.6
325 to 336	19	696,991	0.2
337 to 348	22	1,352,768	0.4
349 to 360	36	3,381,731	1.1
361 and above	62	3,498,037	1.1

Total	17,945	$321,919,654	100.0%

* Represents a percentage greater than 0% but less than 0.05%.

We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT
STATUS AS OF THE STATISTICAL DISCLOSURE DATE

Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	340	$6,897,805	2.1%
Forbearance	1,759	44,066,727	13.7
Repayment
First year in repayment	79	4,193,789	1.3
Second year in repayment	86	4,780,917	1.5
Third year in repayment	88	5,037,010	1.6
More than 3 years in repayment	15,593	256,943,406	79.8

Total	17,945	$321,919,654	100.0%

*
Of the trust student loans in forbearance status, approximately 138 loans with an aggregate outstanding principal balance of $3,726,195, representing 1.16% of the pool by principal, are in the Coronavirus Disaster Forbearance Program.

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:

•	may have temporarily ceased repaying the loan through a deferment or a forbearance period (this category includes the Coronavirus Disaster Forbearance Program); or

•	may be currently required to repay the loan – repayment.

See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.

The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 166.4 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.

SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN STATUS OF THE TRUST
STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS
AS OF THE STATISTICAL DISCLOSURE DATE

Current Borrower Payment Status	Scheduled Months in Status Remaining
	Deferment	Forbearance	Repayment
Deferment	15.3	-	201.6
Forbearance	-	24.1	201.4
Repayment	-	-	162.0

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $6,897,805 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $4,345,724 or approximately 63.0% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the preliminary remarketing memorandum.

GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL
DISCLOSURE DATE

State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	107	$2,614,457	0.8%
Alaska	28	551,252	0.2
Arizona	456	9,706,761	3.0
Arkansas	74	1,562,131	0.5
California	2,010	35,427,036	11.0
Colorado	307	5,913,319	1.8
Connecticut	212	2,695,923	0.8
Delaware	43	1,310,447	0.4
District of Columbia	61	850,772	0.3
Florida	2,800	46,982,116	14.6
Georgia	509	9,018,477	2.8
Hawaii	72	1,398,997	0.4
Idaho	70	1,310,027	0.4
Illinois	483	7,603,411	2.4
Indiana	324	5,664,752	1.8
Iowa	95	1,501,987	0.5
Kansas	304	5,287,934	1.6
Kentucky	83	1,363,233	0.4
Louisiana	337	6,418,173	2.0
Maine	35	434,062	0.1
Maryland	374	6,512,343	2.0
Massachusetts	373	5,693,199	1.8
Michigan	326	6,538,753	2.0
Minnesota	253	4,434,951	1.4
Mississippi	84	2,219,308	0.7
Missouri	414	8,508,758	2.6
Montana	53	781,984	0.2
Nebraska	43	719,489	0.2
Nevada	133	2,501,607	0.8
New Hampshire	74	1,358,926	0.4
New Jersey	476	7,525,574	2.3
New Mexico	53	1,377,759	0.4
New York	1,058	16,184,334	5.0
North Carolina	433	6,838,042	2.1
North Dakota	16	302,572	0.1
Ohio	1,253	28,180,227	8.8
Oklahoma	236	3,906,785	1.2
Oregon	296	4,999,105	1.6
Pennsylvania	363	6,014,734	1.9
Rhode Island	49	951,706	0.3
South Carolina	125	3,219,348	1.0
South Dakota	16	191,719	0.1
Tennessee	267	4,984,235	1.5
Texas	1,330	24,704,304	7.7
Utah	58	1,783,892	0.6
Vermont	20	401,204	0.1
Virginia	430	7,447,909	2.3
Washington	599	9,596,543	3.0
West Virginia	55	1,083,524	0.3
Wisconsin	113	1,726,995	0.5
Wyoming	14	461,299	0.1
Other	148	3,153,258	1.0

Total	17,945	$321,919,654	100.0%

We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.

Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.

In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.

The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.

The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT TERMS
AS OF THE STATISTICAL DISCLOSURE DATE

Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	8,692	$126,615,845	39.3%
Other Repayment Options(1)	7,030	122,633,618	38.1
Income-driven Repayment(2)	2,223	72,670,191	22.6

Total	17,945	$321,919,654	100.0%

(1)	Includes, among others, graduated repayment and interest-only period loans.

(2)	Includes income sensitive and income based repayment.

With respect to interest-only loans, as of the statistical disclosure date, there are 116 loans with an aggregate outstanding principal balance of $3,658,431 currently in an interest-only period.  These interest-only loans represent approximately 1.1% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.

The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN TYPE
AS OF THE STATISTICAL DISCLOSURE DATE

Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	8,923	$129,694,439	40.3%
Unsubsidized	9,022	192,225,215	59.7
Total	17,945	$321,919,654	100.0%

The following table provides information about the trust student loans regarding date of disbursement.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY DATE OF DISBURSEMENT
AS OF THE STATISTICAL DISCLOSURE DATE

Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	182	$12,071,262	3.7%
October 1, 1993 through June 30, 2006	17,763	309,848,392	96.3
July 1, 2006 and later	0	0	0.0
Total	17,945	$321,919,654	100.0%

Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.

The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY GUARANTY AGENCY
AS OF THE STATISTICAL DISCLOSURE DATE

Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	469	$5,802,593	1.8%
College Assist	7	187,624	0.1
Educational Credit Management Corporation	872	15,280,802	4.7
Florida Off Of Student Fin'l Assistance	2,901	42,827,554	13.3
Great Lakes Higher Education Corporation	8,059	170,679,357	53.0
Kentucky Higher Educ. Asst. Auth.	945	13,451,855	4.2
Michigan Guaranty Agency	167	2,604,318	0.8
Nebraska National Student Loan Program	1	19,192	*
Oklahoma Guaranteed Stud Loan Prog	139	2,108,041	0.7
Pennsylvania Higher Education Assistance Agency	1,249	20,955,601	6.5
Texas Guaranteed Student Loan Corp	3,136	48,002,716	14.9
Total	17,945	$321,919,654	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.